IRONCLAD MANAGED RISK FUND
IRONCLAD DEFINED RISK FUND
Series of the Investment Managers Series Trust

Supplement dated June 20, 2011 to the
Prospectus and Statement of Additional Information dated October 8, 2010

Effective June 1, 2011, Jon Gold is no longer a portfolio manager of the Ironclad Funds.  All references in the Prospectus and Statement of Additional Information dated October 8, 2010 to Jon Gold are hereby removed.

In addition, the Advisor has a new address.  All references in the Prospectus and Statement of Additional Information dated October 8, 2010 to the Advisor’s principal address are hereby replaced with:

Ironclad Investments LLC
7548 Saint Stephens Court
Orlando, Florida 32835